DARA BiOSciences INC

Investor Presentation

February 2014

Forward Looking Statements

DARA BiOSciences INC

All statements in this presentation that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended, and are subject to risks and uncertainties. These statements are based on the current expectations, estimates, forecasts and projections regarding management's beliefs and assumptions. In some cases, you can identify forward looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negatives of those terms. Such forward-looking statements are subject to factors that could cause actual results to differ materially for DARA from those projected. Important factors that could cause actual results to differ materially from the expectations described in these forward-looking statements are set forth under the caption "Risk Factors" in DARA's most recent Annual Report on Form 10-K, filed with the SEC on February 4, 2014, and DARA's other filings with the SEC from time to time. Those factors include risks and uncertainties relating to DARA's current cash position
and its need to raise additional capital in order to be able to continue to fund its operations; the stockholder dilution that may result from future capital raising efforts and the exercise or conversion, as applicable, of DARA's outstanding options, warrants and convertible preferred stock; full-ratchet anti-dilution protection afforded investors in prior financing transactions that may restrict or prohibit DARA's ability to raise capital on terms favorable to the Company and its current stockholders; the potential delisting of DARA's common stock from the NASDAQ Capital Market; DARA's limited operating history which may make it difficult to evaluate DARA's business and future viability; DARA's ability to timely commercialize and generate revenues or profits from Soltamox, Gelclair, Bionect or other products given that DARA only recently hired its initial sales force and DARA's lack of history as a revenue-generating company; DARA's ability to achieve the desired results from the agreements with Mission and Alamo; FDA and other regulatory risks relating to DARA's ability to market Soltamox, Gelclair, Bionect or other products in the United States or elsewhere; DARA's ability to in-license and/or partner products; the current regulatory environment in which DARA sells its products; the market acceptance of those products; dependence on partners and third-party manufacturers; successful performance under collaborative and other commercial agreements; DARA's ability to retain its managerial personnel and to attract additional personnel; potential product liability risks that could exceed DARA's liability coverage; potential risks related to healthcare fraud and abuse laws; competition; the strength of DARA's intellectual property, the intellectual property of others and any asserted claims of infringement, and other risk factors identified in the documents DARA has filed, or will file, with the Securities and Exchange Commission ("SEC"). Copies of DARA's filings with the SEC may be obtained from the SEC Internet site at http://www.sec.gov. DARA expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in DARA's expectations with regard thereto or any change in events, conditions, or circumstances on which any such statements are based. DARA BioSciences and the DARA logo are trademarks of DARA BioSciences, Inc.

- Corporate Overview
- Product Portfolio
- Management Team
- Product Strategy

Corporate Overview

DARA Biosciences, Inc. is a specialty pharmaceutical company focused on the commercialization of oncology treatment and supportive care pharmaceutical products

- Market capitalization: $21.7 million *(as of January 29, 2014)* | NASDAQ:DARA
- Headquarters in Raleigh, NC
- National sales force of 20 representatives

DARA offers a product portfolio of six products[1]

- Partnered with ALAMO Pharma Services (a subsidiary of Mission Pharmacal) to provide DARA with a dedicated national sales team of 20 representatives to promote a comprehensive product portfolio and drive revenue growth.

Marketed Products		
gelclair	Bionect	Binosto
soltamox	Ferralet 90	aquoral

DARA's development pipeline includes a Phase 2b drug with FDA "Fast-Track" status for the treatment of CCIPN[2]

Phase 2b
KRN5500

[1] Including three products through shared sales force agreement with Mission Pharmacal
[2] Chronic chemotherapy induced peripheral neuropathy. Pursuing Orphan drug designation with the FDA

Oncology Supportive Care

DARA BiOSciences

What is oncology supportive care?

"Care given to support the quality of life in cancer patients. The goal is to **prevent** or **treat** as early as possible the symptoms of the disease, **side-effects** caused by treatment and psychological, social and spiritual problems caused by the disease."

American Cancer Society

- **DARA is uniquely focused on oncology supportive care.**

Product Strategy - Oncology Supportive Care

DARA BiOSciences

Why oncology supportive care?

Large, Untapped & Growing Market	▪ Virtually all cancer treated patients involved ▪ Improved therapeutics increasing the demand for supportive care products
Significant Commercial Opportunity	▪ Each product addresses unmet medical need — Competitive products non existent or sub-optimal
	▪ Growth potential — Expand into other supportive care areas/comprehensive portfolio
Unique Positioning	▪ Establish leadership position in the specialty pharma market ▪ We believe no comparable company with equivalent breadth of product portfolio
Product Synergies	▪ Portfolio concept: one patient served by multiple DARA products

Product Portfolio

DARA BiOSciences INC

Product Portfolio	DRUGS	Status		Licensing Partner
In-Licensed Commercial Products	**Gelclair®** *Hyaluronic acid oral rinse gel* *oral mucositis*	Marketed		***Helsinn Healthcare***
	Soltamox® *Oral liquid tamoxifen citrate* *breast cancer*	Marketed		***Perrigo (Rosemont)***
Co-Promoted Products	**Bionect®** *Hyaluronic acid* *burns & skin changes from radiation*	Marketed		**Innocutis**
	Ferralet® 90 *Dual Iron delivery* *anemia supplement*	Marketed		**Mission Pharmacal**
	Binosto® *Alendronate sodium effervescent tablet* *osteoporosis*	Marketed		**Mission Pharmacal**
	Aquaoral® *Oral spray treatment* *dry mouth*	Marketed		**Mission Pharmacal**
Clinical Development	**KRN5500** *Non-opioid NCE* *painful refractory CCIPN*	Phase 2 B	*Fast Track status approved; potential for orphan designation*	**Kirin**
Active licensing efforts	**Additional supportive care products**	In Discussion		**Various**

Management Team

DARA BiOSciences

DARA's management team is highly experienced with over 100 years of collective expertise in clinical development, operations, sales & marketing, strategic planning, and technical operations & manufacturing.

- **Dr. David J. Drutz, MD – Chief Executive Officer & Chief Medical Officer**
  - Has held a number of senior management positions with several pharmaceutical companies, including Tranzyme, Inc. (Nasdaq:TZYM), Inspire Pharmaceuticals, Inc., Daiichi Pharmaceutical Co., Limited (TSE:4568), and Smith Kline & French Laboratories.
- **Mr. Christopher Clement – President and Chief Operating Officer**
  - Has held a number of senior management positions with several pharmaceutical companies, including Savient Pharmaceuticals, Inc.(Nasdaq:SVNT), Ares-Serono Group, Epicyte Pharma, Searle Pharmaceutical LLC, Merck & Co. Inc. (NYSE:MRK), and Novartis AG (SWX:NOVN).
- **Mr. David Tousely – Chief Financial Officer**
  - Has held a number of senior management positions with several pharmaceutical and biotechnology companies, including PediatRX, Inc., airPharma, LLC, PediaMed Pharmaceuticals, Inc., AVAX Technologies, Inc., and Pasteur Merieux Connaught (now Sanofi Pasteur, a subsidiary of Sanofi (ENXTPA:SAN)).
- **Dr. Michael Radomsky, PhD – Vice President of Technical Operations**
  - Has held a number of management positions with several pharmaceutical companies, including Syntex Corporation/Roche Holdings AG (SWX:ROG), Theravance Inc. (Nasdaq:THRX), Epicyte Pharma, Orquest, Inc. , and Boehringer-Ingelheim GmbH.
- **Mr. David Benharris – Vice President of Sales, Marketing and Business Development**
  - Has held a number of management positions with several pharmaceutical and biotechnology companies, including Genentech/Roche Holdings AG (SWX:ROG), Savient Pharmaceuticals (NASDAQ:SVNT), Insmed (Nasdaq:INSM), and EMD Serono/Merck KGaA.

Product Strategy - Synergies

DARA can leverage its newly established portfolio of oncology supportive care products.

▪DARA's product portfolio can treat an array of oncology related indications in the same patient.

Breast Cancer Patient (illustrative)


aquoral *
Dry mouth
soltamox
Breast cancer
Ferralet 90 *
Anemia/fatigue
Binosto *
Brittle bones
gelclair
Oral Mucositis
Bionect
Burns & Skin Changes from Radiation and Chemotherapy

Multiple discussion points within the hospital/office setting

- **Receptionist/Office Manager**
- **Oncologists**
- **Nurses**
- **PAs/NPs**
- **Radiologists**

*Based on Shared Sales Force Agreement with Mission Pharmacal

- Product Detail
  - Gelclair ®
  - Soltamox ®

Gelclair® is a patent protected, oral bioadherent gel (mouthwash) indicated for the management and relief of the painful symptoms of oral mucositis, a significant side effect for patients receiving chemotherapy or radiotherapy.

	gelclair®
Indication	• Oral mucositis/stomatitis (side effect of cancer therapies)
Delivery Method	• Gel packet is diluted in water to rinse the mouth & throat
Competitive Advantage	• Convenient / easy to use • Hyaluronic acid based – may aid healing • Improvement in quality of life (eat and drink normally / speech / sleep) • Contains no ethanol
Territory Rights	• U.S.
Market Size	• 80,000 patients (1)



gelclair
gelclair
gelclair
gelclair

At least 40% and up to 70% of individuals treated with standard chemotherapy regimens can have oral mucositis.[1]

▪Approximately 80% of people who have cancer of the head and neck and receive radiotherapy will develop oral mucositis.

(1) Based on estimated total market treatments including magic mouthwash (data on file DARA)

Gelclair® - How to Use

DARA BiOSciences

HOW TO USE GELCLAIR®

Gelclair is simple, quick, and easy to administer


gelclair
30 min

1. POUR
the entire contents of the single-dose GELCLAIR® packet into a glass and add 1 tablespoon of water (15 mL)*

2. STIR
mixture well and use immediately

3. RINSE
around the mouth for at least 1 minute to thoroughly coat the tongue, palate, throat, inside of cheeks, and all oral tissue

4. GARGLE
and spit out

5. WAIT
at least 30-60 minutes before eating or drinking

*If the solution is too thick, it may be diluted with an additional 1 to 2 tablespoons of water to achieve the desired consistency.

Gelclair® - Mechanism of Action

When applied via mouth rinse, Gelclair® forms a protective film over the oral mucosa creating a shield over the nerve endings protecting from over-stimulation (pain) for up to 5 to 7 hours.

- This reduces pain and helps patients eat and drink more easily, both of which are critical to the patient during cancer treatment.


Apply
gelclair

Nerve endings are overstimulated causing pain, especially during food intake

Gelclair coating reduces pain and helps patient eat and drink more easily

Patients Regard Oral Mucositis As A Major Problem, Secondary Only to Chemotherapy Induced Nausea and Vomiting (CINV)

DARA BiOSciences INC



Most Preferred
Least Preferred
Ranked Assessment of Chemotherapy Side Effects of Patients with Ovarian Cancer
Perfect Health
Remission
CINV 1
Current Health
Alopecia
Tast Changes
Depression
Ototoxicity
Weight Gain
Sexual Dysfunction
Memory Loss
Constipation
Leg pain
Fatigue
Flu
Peripheral neuropathy
CINV 2
Febrile neutropenia
Thrombocytopenia
Diarrhea
Mucositis
Dysuria
CINV 3
CINV 4
CINV 6
CINV 5
Death
Health State

Sun C,. et al. Rankings and symptom assessment of side effects from chemotherapy: insights from experienced patients with ovarian cancer. Support Care Cancer 2005,13: 219-227

Gelclair Performance 2013

DARA BiOSciences



Gelclair Total Boxes Sold By Quarter 2013 (1)
1000
900
800
700
600
500
400
300
200
100
0
Number of Boxes
Product Launch
Q2
Q3
Q4

(1) Data on file DARA

Soltamox®

Soltamox® is the only patent protected, oral liquid formulation of tamoxifen in the U.S. and is an important option for breast cancer patients who have difficulty adhering to tablet therapy due to preference or need.

	soltamox
Indication	• Treatment of metastatic breast cancer • Adjuvant treatment of breast cancer • Reduce the risk of invasive breast cancer in women with DCIS • Reduce the risk of breast cancer incidence in high risk women
Delivery Method	• Oral liquid formulation (usually administered once daily for up to 5 years)
Competitive Advantage	• Only FDA-approved liquid formulation of tamoxifen citrate • Alternative to patients that prefer or need a dosing alternative
Territory Rights	• U.S.
Market Size	• 2.6 Million patients (US)



Breast cancer is the 2nd leading cause of cancer mortality in women with ~230,000 new diagnosis each year.

- Tamoxifen is a widely used preventive treatment for "high risk" patients.
- Over 1.8 million annual US prescriptions for tamoxifen / stable market, modest growth expected.
- According to the National Comprehensive Cancer Network Guidelines, trials(1) have reported significant reduction in mortality out to 10 years and they now recommend considered use of tamoxifen beyond the standard treatment of 5 years.

Important safety information, black box warning & full prescribing information available at www.soltamox.com

(1) Davies C, et al. Long-term effects of continuing adjuvant tamoxifen to 10 years versus stopping at 5 years after diagnosis of oestrogen receptor-positive breast cancer: ATLAS, a randomized trial. Lancet 2013,381: 805 – 816
Gray RG, Rea D, Handley K, et al. aTTom: Long-term effects of continuing adjuvant tamoxifen to 10 years versus stopping at 5 in 6,953 women with early breast cancer. J Clin Oncol. 2013;31 (suppl; abstract 5)

Soltamox Performance 2013


Soltamox Total RX By Quarter 2013 (1)
Begin Increased Reach and Frequency
Number of RX
250
200
150
100
50
0
Q1
Q2
Q3
Q4

WK 2013 Prescription Data (1)

- Complementary Supportive Care Products
- Sales Force

Complementary Supportive Care Portfolio

DARA BiOSciences

Complementary Supportive Care Products	
Bionect® (1)	▪ Patent protected cream / gel ▪ Topical application
Ferralet® 90 (2)	▪ Unique patented blend of 2 different forms of iron ▪ Once daily
Binosto® (2)	▪ Easy oral effervescent administration (strawberry) ▪ Once-weekly
Aquoral® (2)	▪ Unique patented formulation ▪ Coats, lubricates and protects

Indication:

- **Radiation burns**
- **Skin irritation**
- **Anemia/Fatigue**
- **Osteoporosis**
- **Dry mouth**




Oral iron therapy that
Delivers
Ferralet 90


Binosto


aquoral can!
aquoral


Bionect

(1) Through a marketing agreement with Innocutis.
(2) Through shared sales agreement with Mission Pharmacal. Important safety information & full prescribing information is available at www.missionpharmacal.com.

Sales Force - Expansion

DARA BiOSciences

Recently expanded sales presence will drive revenue for its supportive care portfolio.

▪Increased reach and frequency on highest prescribing oncologists

▪Expansion to 20 national sales representatives (from 5) contracted with ALAMO Pharma Services *(fully trained and in field as of January 2014)*

The partnership with ALAMO ideally complements DARA:

▪Full service provider

–Infrastructure /SFA

–Time / cost efficient

▪Success with similar companies

–Extensive "white space" promotional programs

▪Current and future supportive care product opportunities

Sales Force – National Coverage

DARA BiOSciences



Olympia
North West Territory
Helena
Boise
Bismarck
Pierre
Saint Paul
Minneapolis
Madison
Detroit
Montpelier
Augusta
Boston
Boston
Albany
Massachusetts Territory
Cleveland
NYC/Long Island
Philadelphia
Dover
Washington
Washington DC
Charleston
Richmond
Columbus
Cincinnati
Frankfort
Indianapolis
Chicago
Des Moines
Lincoln
St Louis
Jefferson City
Sacramento
Carson City
San Francisco
Salt Lake City
Cheyenne
Denver
Los Angeles
Santa Fe
Phoenix
Oklahoma City
Little Rock
Dallas/Forth Worth
Nashville
Raleigh
Carolinas Territory
Columbia
Atlanta
Atlanta
Montgomery
Jackson
Jacksonville
Tallahassee
Baton Rouge
Austin
Houston
South Florida

- Development Stage Opportunity - KRN5500

KRN5500: A Novel Phase 2 Drug

DARA BiOSciences

DARA's clinical development compound targets painful CCIPN*

- Area of significant unmet medical need
  - Existing approved therapies are ineffective

- Impressive Phase 2a clinical results
- "Fast track" status from FDA | Seeking Orphan designation

Why is KRN5500 so exciting?

Highlights	▪ **Non-opioid** ▪ Unmet medical need ▪ Statistically significant results in a small clinical trial of refractory patients (vs. placebo)
Clinical Trial	▪ 24% reduction of pain (p=0.03) ▪ 29.5% median maximal reduction (p=0.02) ▪ 83% clinically meaningful (>20%) improvement (p=0.04) ▪ No drug related SAE's but nausea/vomiting common

*chronic chemotherapy induced peripheral neuropathy

KRN5500 Phase 2a Primary Endpoint

KRN5500 reduces median target pain intensity 24%:placebo 0% (p=0.03)


Change in NRS score (%)
20
10
0
-10
-20
-30
-40
Placebo
KRN5500
Baseline 2 3 4 5 6 7 8 9 10 11 Endpoint
Visit (weeks)

	Baseline	2	3	4	5	6	7	8	9	10	11	Endpoint
N =	7	7	6	6	4	4	2	2	2	2	2	7
N =	12	12	12	10	10	7	7	6	5	3	3	12

- Primary Endpoint = median Clinic NRS scores 1 week after final dose
- KRN5500 24%; Placebo 0%
- p=0.03 (Wilcoxon Rank Sum Test)

- Capitalization Table
- Anticipated Key Events
- Investment Summary

Capitalization Table – Pre Split

DARA BiOSciences INC

CAPITALIZATION TABLE as of February 3, 2014	
Description	# of Common Shares Equivalent
Common Shares Outstanding	31,073,850
Series B-2 Convertible Preferred Shares (Conversion Price $0.49)	102,041
Series B-4 Convertible Preferred Shares (Conversion Price $0.49)	104,082
Series A Convertible Preferred Shares (Conversion Price $2.50)	231,200
Warrants (Weighted Average Price $1.27)	19,555,303
Options (Weighted Average Price $1.09)	3,271,805
Total Fully Diluted Shares Outstanding	54,338,281

Anticipated Key Events

DARA BiOSciences

Multiple anticipated key events expected to continue to build momentum

- Expanded national sales organization (Mission/ALAMO) – Q1
- Commercial rollout/execution – ongoing
- Potential KRN5500 orphan designation – ongoing
- Seeking development partner for KRN55000 and initiate Phase 2b
- In-license / acquisition of marketed / near-term oncology / supportive care products - ongoing

Investment Summary

DARA BiOSciences

Compelling Investment Opportunity | Near-Term Value Creation

- Unique strategic positioning with a portfolio of synergistic oncology supportive care products
- Limited pharma companies focused on supportive care
- Expanded sales force with an experienced / successful CSO
- Novel phase 2b drug with potential Orphan status that address a significant unmet medical need
- We believe the company is undervalued given its potential

DARA BiOSciences INC

Corporate Headquarters:
8601 Six Forks Road, Suite 160
Raleigh, NC 27615

Office Contact:
(919) 872-5578